SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2005

TASKER CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-32019	88-0426048
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification Number)
incorporation)

39 Old Ridgebury Road, Suite 14, Danbury, CT 06810-5116
(Address of principal executive offices, including zip code)

(203) 730-4350
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act      (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act      (17 CFR 240.13e-4(c))

Item 2.02 Regulation FD Disclosure

On November 14, 2005, the Registrant issued a press release announcing a conference call to discuss the financial results and recent progress of the Registrant's third quarter ended September 30, 2005. In the same press release, the Company also announced revenue for the third quarter. See Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are furnished with this report:

Exhibit No.   Exhibit Description

99.1   Press release issued by Tasker Capital Corp., dated November 14, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASKER CAPITAL CORP. (Registrant)

Date: November 14, 2005	By:	\s\ Robert D. Jenkins
Robert D. Jenkins Chief Financial Officer